UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 19, 2025
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, $0.01 par value	RYAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On September 19, 2025, Rayonier Advanced Materials Inc. (the “Company”) announced that Gabriela Garcia, the Company’s Chief Accounting Officer and Vice President, Corporate Controller, has resigned, effective October 10, 2025. Ms. Garcia has served as the Company’s Chief Accounting Officer since September 1, 2020. Ms. Garcia’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.
(c) On September 19, 2025, the Company also announced that Jared Rollins has been appointed Chief Accounting Officer and Vice President, Corporate Controller, effective October 10, 2025.
Mr. Rollins, age 48, joined Rayonier Inc. in October 2006 as Manager of Tax Reporting and Planning. He was promoted to Senior Manager in January 2012 and, following the Company’s 2014 spinoff from Rayonier Inc., became Director of Tax Reporting and Planning, a role he held until September 1, 2020, when he was elected Vice President, Financial Planning and Analysis. Prior to joining Rayonier Inc., Mr. Rollins served as a Senior Consultant in Real Estate Tax at Deloitte & Touche LLP and as a Senior Tax Researcher at Wells Real Estate Funds. He holds a Master of Accounting degree with a concentration in Taxation from the University of Florida and a bachelor’s degree in Secondary Education from Toccoa Falls College. He is also a Certified Public Accountant (CPA).
In connection with his appointment as Chief Accounting Officer and Vice President, Corporate Controller, Mr. Rollins will be entitled to receive base salary, annual bonus opportunities, and equity awards under the Company’s Incentive Stock Plan, consistent with his role and seniority. He will also participate in the Company’s health, welfare, retirement, vacation, and sick leave programs available to salaried employees. In addition, Mr. Rollins has entered into the Company’s standard form of indemnification agreement for officers.
There are no arrangements or understandings between Mr. Rollins and any other person pursuant to which he was appointed as Chief Accounting Officer and Vice President, Corporate Controller. There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Rollins and any of the Company’s directors or executive officers. There are no transactions with Mr. Rollins requiring disclosure under Item 404(a) of Regulation S-K.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc.

By:	/s/ Richard Colby Slaughter
Richard Colby Slaughter
Senior Vice President, General Counsel and Corporate Secretary
September 19, 2025
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